UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

Open Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02333-56	22-3173050

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

300 Winding Brook Drive, Glastonbury, CT		06033

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 652-3155

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On April 1, 2005, Open Solutions Inc. (the “Registrant”) entered into a lease amendment (the “Amendment”), dated as of March 1, 2005, by and between the Registrant and Winding Brook Drive LLC, pursuant to which, starting on January 1, 2006, the Registrant will lease an additional 20,476 square feet (for a total of 65,952 square feet) of office space at its corporate headquarters in Glastonbury, Connecticut (the “Premises”). The Amendment also extends the Registrant’s lease of the Premises to January 31, 2013 and provides the Registrant the opportunity to extend the lease for consecutive three and five year terms beyond January 31, 2013.

     The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibits 10.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN SOLUTIONS INC.
Date: April 6, 2005	By:	/s/ Carl D. Blandino
Carl D. Blandino
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Lease between Open Solutions Inc. and Winding Brook Drive LLC, dated as of March 1, 2005